United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 17, 1996


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


    Nova Scotia, Canada            1-3793                   98-0085412
(State or other jurisdiction    (Commission               (IRS Employer
    of incorporation)            File Number)           Identification No.)


            Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E.,
                        Calgary, Alberta, Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events


     On October 17, 1996, the Company announced that the trial of its lawsuit against Amoco Canada and the other Kotaneelee working interest partners was adjourned pending resolution of a conflict of interest dispute involving Amoco Canada's law firm.

     A press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  (99)     Additional Exhibits.

                  (a)      Press release dated October 17, 1996.




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                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   CANADA SOUTHERN PETROLEUM LTD.
                                            (Registrant)




Date:  October 21, 1996            By /s/ Charles J. Horne
                                      --------------------
                                          Charles J. Horne
                                          President



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